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     As filed with the Securities and Exchange Commission on March 17, 1999.
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                             ---------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                       of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): MARCH 11, 1999


                             ---------------------


                            HEARTLAND WISCONSIN CORP.
             (Exact name of Registrant as specified in its charter)



                                    WISCONSIN
                         (State or other jurisdiction of
                         incorporation or organization)

         0-24759                                             39-1830531
    (Commission File                                      (I.R.S. Employer
         Number)                                        Identification Number)

                             6635 SOUTH 13TH STREET
                              MILWAUKEE, WISCONSIN
                    (Address of principal executive offices)

                                      53221
                                   (Zip Code)

                                 (414) 764-9200
              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On March 12, 1999, by unanimous written consent, the Board of Directors of the Registrant engaged the accounting firm of Hau & Associates, S.C. as independent accountants for the Registrant. Hau & Associates, S.C.
replaced Smrecek & Co., S.C., which resigned effective March 11, 1999.

         The reports of Smrecek & Co., S.C. on the Registrant's financial statements for the most recent two fiscal years for which that firm audited such financial statements, the most recent of which is the fiscal year ended February 28, 1998, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During Registrant's two most recent fiscal years and the interim period subsequent to February 28, 1998, there have been no disagreements with Smrecek & Co., S.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         Smrecek & Co., S.C. has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating that it agrees with all of the above statements insofar as they relate to such former accountants. A copy of such letter is included as Exhibit 16 to this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements

              None

         (b)  Pro Forma Financial Information

              None

         (c)  Exhibits

              EXHIBIT 16:  Letter re: change of certifying accountant




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    HEARTLAND WISCONSIN CORP.




                                             By:      /s/ Scott A. Blair
     Dated:  March 16, 1999                       ------------------------------
                                                  Scott A. Blair, President







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